UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 3, 2025

Daktronics, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38747	46-0306862
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
201 Daktronics Drive
Brookings, SD 57006
(Address of Principal Executive Offices, and Zip Code)
(605) 692-0200
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 Par Value	DAKT	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On September 3, 2025, at the 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”) of Daktronics, Inc. (the “Company”), the stockholders of the Company approved the Daktronics, Inc. 2025 Stock Incentive Plan (the "2025 Plan"). As disclosed in our definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on August 14, 2025 (the “Proxy Statement”), the 2025 Plan replaces the Daktronics, Inc. 2020 Stock Incentive Plan. The 2025 Plan was approved, subject to approval by the Company’s stockholders at the 2025 Annual Meeting, by the Company’s Board of Directors on July 28, 2025. The effective date of the 2025 Plan is September 3, 2025.

A summary of the 2025 Plan is set forth in our Proxy Statement, which summary is incorporated by reference herein. The summary and foregoing description of the 2025 Plan are qualified in their entirety by reference to the text of the 2025 Plan, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders

(a) On September 3, 2025, the Company held the 2025 Annual Meeting. Of the 49,120,799 shares of the Company's common stock outstanding and entitled to vote at the 2025 annual Meeting, 44,925,567 shares, or 91.5 percent, which constituted a quorum, were represented in person or by proxy at the 2025 Annual Meeting.
(b) The results of the votes on the proposals at the 2025 Annual Meeting were as follows:
Proposal 1. Election of Directors. Each of the following individuals was elected as a director of the Company to serve a three-year term that expires on the date of the Annual Meeting of Stockholders in 2028 or until his or her successor is duly elected and qualified:

	Number of Shares Voted
Director Nominee	For	Against	Abstain	Broker Non-Votes
Andrew D. Siegel	36,930,503	976,194	191,463	6,827,404
Howard I. Atkins	37,285,092	597,220	215,852	6,827,404
Mark F. Bowser	37,362,631	358,907	376,626	6,827,404
Neil D. Glat	37,443,764	276,646	377,755	6,827,404

Proposal 2. Advisory (non-binding) approval of the Company's compensation of its named executive officers. Advisory (non-binding) approval of the Company's compensation of its named executive officers. The stockholders approved, on a non-binding and advisory basis, the compensation of the Company's named executive officers for the Company’s 2025 fiscal year, as further described in the Proxy Statement:

Number of Shares Voted
For	Against	Abstain	Broker Non-Votes
33,655,918	4,187,473	254,772	6,827,404

Proposal 3. Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of Deloitte & Touche, LLP as the Company's independent registered public accounting firm for the Company's 2026 fiscal year was ratified by the following vote:

Number of Shares Voted
For	Against	Abstain	Broker Non-Votes
44,419,996	449,405	56,166	—

Proposal 4. Approval of the Daktronics, Inc. 2025 Stock Incentive Plan to provide for additional shares for future equity grants to the Company's employees, directors, and other participants. The proposal to approve the 2025 Plan and additional shares for issuance thereunder was approved by the following vote:

Number of Shares Voted
For	Against	Abstain	Broker Non-Votes
35,718,823	2,350,757	28,583	6,827,404

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1
Daktronics Inc. 2025 Stock Incentive Plan (incorporated by reference to Exhibit A to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on August 14, 2025).

104	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DAKTRONICS, INC.

By: /s/ Howard I. Atkins
Howard I. Atkins, Acting Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)
Date: September 5, 2025